Discontinued Operations	12 Months Ended
Dec. 31, 2025
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Discontinued Operations

Note 11: Discontinued Operations

Earnings from discontinued operations, net of tax, was $19 million and $15 million for the years ended December 31, 2025 and 2024, respectively. In both years, earnings from discontinued operations, net of tax, were primarily comprised of earnings arising on a receivable balance from LSEG relating to a tax indemnity. The earnings were due to changes in foreign exchange and interest rates. The year ended December 31, 2024 also included benefits from the release of reserves that are no longer required due to settlements of tax disputes.